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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       May  8, 2001
                                                   -----------------------------

                           Accelerated Networks, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   000-30741                    77-0442752
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

301 Science Drive, Moorpark, California                       93021
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code        (805) 553-9680
                                                      --------------------------

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          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On May 8, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  99.1     Press Release dated May 8, 2001 of the Registrant.


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                                   SIGNATURES*

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Accelerated Networks, Inc.
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                                               (Registrant)

     May 8, 2001                         /s/ H. Michael Hogan III
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        Date                                 H. Michael Hogan III
                                          Vice President, Finance and
                                              Administration and
                                           Chief Financial Officer

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* Print name and title of the signing officer under his signature.


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                                INDEX TO EXHIBITS



Exhibit No.                       Description
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    99.1            Press Release disseminated on May 8, 2001